SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT

         Date of report (Date of earliest event reported): May 21, 2001
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                     PHOTONICS CORPORATION
      (Exact Name of Registrant as Specified in Charter)

        California                        0-22514                 77-0102343
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(State or Other Jurisdiction            (Commission          (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

420 E FM 3040, Suite 118 PMB 216 Lewisville, Texas                  75067
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    (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (972) 745-3020
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Item 5.  Other Events and Regulation FD Disclosure

     On April 20, 2002, the Board of Directors voted to cancel three certificates. Two were held in Photonics Corporation's name and the third held in a wholly owned, nominee subsidiary's name, REP-TX Acquisition Financial. The total amount of common shares being cancelled is 52,576,550.

     On May 20, 2002, the Company received notification from the transfer agent that said certificates were cancelled. As of April 20, 2002, the remaining common shares outstanding are 65,575,126 and outstanding preferred shares are 1,000,000.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1    Press Release Dated May 21,2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


May 21, 2002                                PHOTONICS CORPORATION

                                            By: /s/ Mark Lindberg
                                               ------------------------
                                               Mark Lindberg, President